EXHIBIT B

SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY

Instructions:  This Subscription Agreement must be completed by all initial investors.  See page B-4 for additional instructions.  If you are already a member and are making a subsequent investment, please use an Additional Investment Form (See Exhibit D).  If you have any questions regarding completion of this form, please call Stephanie Davis at (610)-993-9999 x1000.

ACP Advantage Strategic Opportunities Fund , LLC
c/o Ascendant Capital Partners, LP
1235 Westlakes Drive, Suite 130
Berwyn, PA 19312

Ladies and Gentlemen:

The undersigned hereby irrevocably agrees to purchase the membership units (“Units”) that may be purchased with the subscription amount which the undersigned has indicated below and that the undersigned is otherwise eligible to purchase.  The undersigned acknowledges that the Board of Directors (the “Board”) of ACP Advantage Strategic Opportunities Fund, LLC (the “Company”) has the discretion to place the subscribed amount in the Company, based on whether the undersigned is an “accredited investor.”  Terms not defined herein have the meaning set forth in the Company’s Confidential Private Placement Memorandum (“Memorandum”).  The undersigned acknowledges and agrees that, unless waived by the Company, purchases must be for a minimum of $25,000, that additional purchases must be for a minimum of $10,000 and that the Company may accept or reject any subscription in whole or in part.

Investor Representations and Agreements

In connection with the sale of Units to the undersigned and to induce the Company to issue the Units, the undersigned hereby represents, warrants and agrees as follows:

1.           The undersigned, by reason of the knowledge and experience in financial and business matters of the undersigned and the access which the undersigned has had to information about the Company (including an opportunity to ask questions of the officers of the Company and receive answers concerning the Company’s operations), believes that the undersigned is capable of evaluating the merits and risks of an investment in the Units.

2.           The undersigned acknowledges receipt of a copy of the Memorandum, setting forth the relevant terms and conditions of this investment, as well as all such information as the undersigned deems necessary or appropriate as a prudent and knowledgeable investor in evaluating the purchase of Units.  The undersigned has carefully read the Memorandum, including particularly the portions thereof entitled “Risk Factors” and “Fees and Expenses.”  The undersigned acknowledges that the Board has made available the opportunity to obtain additional information to verify the accuracy of the information contained in the Memorandum and to evaluate the merits and risks of this investment.  The undersigned acknowledges that the undersigned has had an opportunity to ask questions of the officers and representatives of the Company regarding the prospects of the Company or otherwise related to the merits and risks of this investment and, to the extent the undersigned has taken advantage of such opportunity, has received satisfactory answers concerning the terms and conditions of the offering and the information in the Memorandum.  In reaching the conclusion that the undersigned desires to acquire Units, the undersigned acknowledges, represents and warrants that the undersigned has carefully evaluated the financial resources, net worth and investment position of the undersigned, including with respect to natural persons all investments in securities that are not readily marketable, and the risks associated with this investment and acknowledges, represents and warrants that the undersigned is able to bear the economic risks of this investment, could sustain a loss of the entire investment in the Units and, with respect to natural persons, has adequate net worth to provide for current needs and no need for liquidity in the Units.

3.           The undersigned acknowledges that pursuant to the terms of the Company’s Operating Agreement, Units in the Company are non-transferable without the written consent of the Board, and that no member will have the right to require the Company to redeem Units or portions thereof.  Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Company, which are scheduled to occur at least twice a year.  In addition, the undersigned hereby represents, warrants and agrees that the undersigned is acquiring Units solely for the account of the undersigned, for investment and not on behalf of other persons or with the view to the distribution or resale thereof.  The undersigned further represents that the financial condition of the undersigned is such that the undersigned is not under any present necessity or constraint to dispose of any of such Units to satisfy any existing or contemplated debt or undertaking.  The undersigned further represents that the undersigned has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition in any manner of any of the Units, that the undersigned is not aware of any circumstances presently in existence which are likely to promote in the future any disposition by the undersigned of the Units and that the undersigned does not have in mind any sale of any Units upon the occurrence or nonoccurrence of any predetermined or undetermined event or circumstance.

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4.           The undersigned understands that the Company is not currently issuing certificates to members.

5.           The undersigned understands that no federal or state agency has recommended or endorsed the purchase of the Units or passed upon the adequacy of the information set forth in the Memorandum.

6.           The undersigned acknowledges that neither the Company, the Board nor any person acting on behalf of the Company or the Board offered the Units by means of any form of general advertising, such as media advertising or seminars.

7.           All of the negotiations concerning this transaction have been carried on solely by the parties and their respective employees, counsel and financial advisors.  The undersigned has not dealt with any unaffiliated broker or other person who could claim a broker’s fee or other remuneration with regard to any purchase of the Units nor is the undersigned aware of any commission or other remuneration being paid or given or to be paid or given directly or indirectly with regard to such purchase.  The undersigned has relied upon the undersigned’s own legal counsel as to all legal matters and questions presented with reference to the offering and has relied upon the accountant or other financial advisor of the undersigned and/or the financial experience of the undersigned as to all financial matters and questions presented with reference to this offering.

8.           The undersigned agrees that the Board’s acceptance of this Subscription Agreement on behalf of the Company shall in no way obligate the Company to proceed with the offering described in the Memorandum or to complete such offering and acknowledges that the Company has the right, in its sole and absolute discretion, to abandon the offering at any time prior to completion thereof and to return the purchase price of the Units, without interest.

9.           The undersigned hereby agrees that this subscription is irrevocable and that the representations and warranties set forth in this Subscription Agreement shall survive the acceptance hereof by the Board on behalf of the Company and that said representations and warranties will be deemed reaffirmed at any time the undersigned makes an additional purchase of Units.

10.         This Subscription Agreement and the representations set forth herein shall become effective and binding upon the undersigned, and upon the undersigned’s heirs, legal representatives, successors and assigns, upon the Board’s acceptance hereof, on behalf of the Company, in the space provided below.

11.         The undersigned fully comprehends the terms, conditions and consequences related to this offering, including the possibility that the undersigned must hold the Units indefinitely, and agrees that the laws of the State of Delaware shall apply to this transaction.

12.         The undersigned acknowledges that by executing this Subscription Agreement that the undersigned is appointing the Board as the undersigned’s attorney-in-fact for, among other purposes, execution of the Operating Agreement and that such execution by the Board as attorney-in-fact for the undersigned will obligate the undersigned as if the undersigned executed the Operating Agreement.

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Power of Attorney

The undersigned hereby irrevocably constitutes, and empowers to act alone, the Board, as the undersigned’s attorney-in-fact with authority to execute, acknowledge and swear to all instruments and file all documents requisite to carry out the intention and purpose of this Subscription Agreement and Power of Attorney, including without limitation, the Company’s Operating Agreement, all amendments to the Operating Agreement and any schedules thereto effected in accordance with the Operating Agreement, all amendments to the Certificate of Formation filed with the Delaware Secretary of State and the Operating Agreement and all business certificates and other certificates and amendments thereto to be executed and/or filed from time to time in accordance with applicable laws.  This Power of Attorney authorizes the Board to appoint its substitute under this Power of Attorney.

The foregoing appointment shall be deemed to be a power coupled with an interest in recognition of the fact that each of the members will be relying upon the power of the manager to act as contemplated in the Operating Agreement in such filing and other action by it on behalf of the Company.  The foregoing power of attorney shall be irrevocable and shall survive the incapacity, bankruptcy, insolvency, death, dissolution or termination of the undersigned.

The undersigned acknowledges that the terms of the Operating Agreement permit certain amendments to the Operating Agreement, the schedules thereto and the articles of organization to be effected and certain other actions to be taken or omitted by, or with respect to, the Company, in each case with the approval of less than all the members.  If, and when (i) such an amendment is proposed or such an action is proposed to be taken or omitted by, or with respect to, the Company which requires, under the terms of the Operating Agreement, actual consent of less than all the members, and (ii) the consent of those members whose consent is required has been given in the manner contemplated by the Operating Agreement, then each non-consenting member agrees that the attorney-in-fact specified above, with full power of substitution, is hereby authorized and empowered to make, swear to, verify, deliver, record, file and/or publish, for and on behalf of such non-consenting member, and in such member’s name, place and stead, any and all instruments and documents which may be necessary or appropriate under Delaware law and any and all other applicable laws and regulations to permit such amendment to be lawfully made or action lawfully taken or omitted.  Each consenting and non-consenting member is fully aware that such member and each other member had executed this, or a similar, Power of Attorney and that each member will rely on the effectiveness of such powers with a view to the orderly administration of the Company’s affairs.

Indemnification

The undersigned hereby agrees to indemnify the Board from liability to the extent provided in Section 3.7 of the Operating Agreement.

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INSTRUCTIONS

1.           For this Subscription Agreement and Power of Attorney to constitute a valid subscription for membership Units, it must be executed in duplicate by the undersigned and must be returned to the Board.  A Subscription Agreement and Power of Attorney may be accepted by the Board on behalf of the Company as of the first day of each month.

2.           This Subscription Agreement and Power of Attorney will become effective only upon the Board’s acceptance hereof, on behalf of the Company, in the space provided below.  If, after reviewing the qualifications of the undersigned, the Board determines to accept this Subscription Agreement as to any or all of the amount for which subscription is hereby made, the Board will designate which Company the investor is eligible to invest in, execute this Subscription Agreement and Power of Attorney in duplicate, and will return one executed copy to the undersigned.

3.           This Subscription Agreement and Power of Attorney and accompanying documents should be returned to the Company c/o the Board of Directors at the following address, Ascendant Capital Partners, LP., 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.  Payment should be made by certified check payable to the Company.  Wire transfer instructions to the Company’s custodial account are available by contacting Stephanie Davis at (610) 993-9999 x1000.

4.           If the investor is an entity (i.e., a trust, partnership, corporation or other organization), the Certificate of Signatory attached hereto must be executed by a duly authorized person.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____ day of ________________, _____.

Manner in Which Title is to be Held  (check one)

Individual Ownership	Partnership[1]
Joint Tenant with Right of Survivorship	Corporation[1]
(both parties must sign)	Other[1]
Trust/IRA[1]
Tenants in Common
(both parties must sign)

Subscription Amount $______________________________ (Minimum $25,000)

Name of Custodian:

Custodian Account Number:

Custodian TIN#:

Name of Adviser to be copied on Statements:	(if Applicable)

Firm Name:

Address:

Address:

Phone:

Email:

1 Entities (including trusts and partnerships) must also have the Certificate of Signatory attached hereto executed.

B-4

Individuals, Trusts, Partnerships or	Joint Owner or Additional Required Signature
other Entities[2]	(if any)

Instruction: this column must be completed	Instruction: this column should only be
by all investors.	completed for joint tenants or tenants in
common (or for an entity that requires two
signatures).

Name of Individual or Entity	Name of Individual or Entity

Signature	Signature

Title (if any)	Title (if any)

Street Address	Street Address

City, State and Zip Code	City, State and Zip Code

Tax ID or	Tax ID or
Social Security Number	Social Security Number

*If client prefers to receive monthly statements by email please list email address: _____________________________

*NON-NFS (Fidelity) Clients

2 By executing this Subscription Agreement and inserting the Tax Identification or Social Security Number, the undersigned is certifying (i) that the Social Security or Tax Identification number is true and complete, and (ii) that the undersigned, or entity on whose behalf the undersigned is signing, is not subject to backup withholding either because the person has not been notified that such person is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the person that such person is no longer subject to backup withholding.  (Please cross out the statement in (ii) if the IRS has notified the subscriber that such person is subject to backup withholding because of underreporting of interest or dividends.)

B-5

CERTIFICATE OF SIGNATORY

Instruction:  This Certificate of Signatory should be completed if the investor is an entity.  If two signatures are required by the entity, please complete a Certificate of Signatory for each person signing the Subscription Agreement.

I, _________________________________________, am the __________________________________ of

____________________________________________ (“Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Power of Attorney and to purchase and hold the Units, and certify further that the Subscription Agreement and Power of Attorney has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ___ day of _________________________.

(Signature)

B-6

ACCEPTANCE

The Board of Directors of ACP Advantage Strategic Opportunities Fund, LLC, on behalf of ACP Advantage Strategic Opportunities Fund, LLC, hereby accepts the subscription embodied in the Subscription Agreement and Power of Attorney as to $____________ of membership Units, which shall be effective on ____________________, on all the terms and conditions set forth herein and in the Memorandum.

ACP Advantage Strategic Opportunities Fund, LLC

By:

Its:

Date:

B-7

EXHIBIT C

PURCHASER SUITABILITY QUESTIONNAIRE

Instructions:  This Questionnaire must be completed by all initial investors.  Please call Stephanie Davis at (610) 993-9999 x1000 if you have any questions on completing this Questionnaire.

ACP Advantage Strategic Opportunities Fund, LLC
c/o Ascendant Capital Partners, LP
1235 Westlakes Drive, Suite 130
Berwyn, PA 19312

Ladies and Gentlemen:

The undersigned is furnishing the information contained herein to you in order to enable you to determine whether the subscription of the undersigned to purchase membership units (“Units”) in ACP Advantage Strategic Opportunities Fund, LLC (the “Company”) may be accepted in accordance with the provisions of the Securities Act of 1933, as amended (“Act”), including Section 4(2) thereof, and Regulation D promulgated by the Securities and Exchange Commission thereunder.  The undersigned understands that (a) you will rely on the information contained herein for the purposes of making such determination, (b) the Units will not be registered under the Act in reliance upon the exemptions from registration afforded by Section 4(2) of the Act and Regulation D promulgated thereunder and (c) this Questionnaire is not an offer of any Units or any other securities to the undersigned.

The undersigned hereby makes the following representations and provides the following information:

(1)Please initial in the space provided all applicable items in subsection (a), if any, and one alternative in subsection (b), if any.

(a)           The undersigned is an “Accredited Investor” as defined in Rule 501(a) under the Act because:

Individuals

(i)	The undersigned, individually or jointly with his or her spouse, has a net worth in excess of $1,000,000; or

(ii)
The undersigned has had individual income in excess of $200,000 or jointly with his or her spouse has had income in excess of $300,000 in each of the two most recent years and reasonably expects to have income in excess of such levels in the current year; or

Trusts/IRAs

(iii)
The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchases are directed by a person who qualifies under either (i) or (ii), above; or

(iv)	The undersigned is a revocable grantor trust and the grantors of such trust qualify as accredited investors under either (i) or (ii), above; or

(v)	The undersigned is an individual retirement account (IRA) and the owner of such account qualifies as an accredited investor under (i) or (ii), above; or

C-1

Partnerships/Corporations or other Entities

(vi)	The undersigned is a corporation, partnership or other entity, all the equity investors of which satisfy either (i) or (ii), above; or

(vii)	The undersigned is a corporation or partnership which was not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000; or

(viii)
The undersigned is an employee benefit plan within the meaning of Title I of ERISA (i) whose plan fiduciary is either a bank, insurance company or registered investment advisor or (ii) whose total assets exceed $5,000,000.  If the decision to invest in the Company is not made by the plan fiduciary, each participant in the plan must be an “accredited investor.”

(b)	Select one of the following. Persons who do not qualify under one of the following subsections may not purchase Units in the offering regardless of whether they qualify under Section (a), above.

(i)
The undersigned is a natural person with a net worth (i.e., total assets minus total liabilities) of $1.5 million as of the date hereof, either alone or with such person’s spouse, or the undersigned will invest at least $750,000 in the Company; or

(ii)
The undersigned is a corporation, partnership, association, joint stock company, trust or any other organized group of persons ________________________ (insert form of organization) with a net worth (i.e., total assets minus total liabilities) of $1.5 million as of the date hereof or the undersigned will invest at least $750,000 in the Company.  In addition, the undersigned represents and warrants that if the undersigned is (x) an entity that would be a registered investment company but for the exception provided from that definition in Section 3(c)(1) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), (y) a registered investment company under the Investment Company Act or (z) a business development company within the meaning of Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), each of its equity owners independently meet the requirements of either Subsection (b)(i), (b)(ii) or (b)(iii); or

(iii)
The undersigned is an executive officer or director of Ascendant Capital Partners, LLC (the “Investment Manager”) or employee of the Investment Manager who, in connection with such person’s regular functions or duties participates in the investment activities of the Investment Manager and has performed such activities for the Investment Manager or another investment adviser for at least 12 months.

(2)           The undersigned is willing and able to bear the economic risk of an investment in the Units in an amount equal to the total amount for which the undersigned desires to subscribe.  In making the foregoing statement, the undersigned has given consideration to whether the undersigned can afford to hold the Units indefinitely and whether, at the present time, the undersigned can afford a complete loss of such investment.  The undersigned has further considered that the minimum investment in the Company is $25,000.

(3)           Any purchase of Units will be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, division or other distribution thereof.

(4)           The undersigned hereby warrants and represents to you that (a) the information contained herein is true, accurate and complete and may be relied upon by you and (b) the undersigned will notify you immediately of any material change in any of the information contained herein occurring prior to your acceptance of any subscription from the undersigned with respect to the undersigned’s purchase of any Units now or in the future.

C-2

Items (5)-(8) Must Be Provided By Each Prospective Offeree:

(5) Name(s) of Offeree(s):

Age(s) (for natural persons only):

(6) Home Address and Telephone Number:

(7) Employer or Business Association and Position:

(8) Business Address and Telephone Number:

IN WITNESS WHEREOF, the undersigned has executed this Purchaser Suitability Questionnaire this ______ day of ____________, _____.

If the offeree is a corporation,
If the offeree is an individual:	partnership, trust or other entity:

Signature of Offeree	Print or Type Name of Offeree

By:
Signature of Joint Offeree, if any

Print or Type Name(s) of Offeree(s)	Print or Type Name and Title

C-3

EXHIBIT D

ADDITIONAL INVESTMENT FORM

ACP Advantage Strategic Opportunities Fund, LLC
c/o Ascendant Capital Partners, LP
1235 Westlakes Drive, Suite 130
Berwyn, Pennsylvania 19312

Ladies and Gentlemen:

The undersigned member of ACP Advantage Strategic Opportunities Fund, LLC (the “Company”) hereby makes the following additional investment in the Company in accordance with the terms of the Operating Agreement of the Company and the Confidential Private Placement Memorandum of the Company.  The undersigned agrees that this additional investment will not be effective until the Board of Director’s acceptance below.  In connection with this additional investment, the undersigned agrees that the representations, warranties and agreements contained in the undersigned’s Subscription Agreement and Power of Attorney remain true and correct and agrees to all the terms and conditions contained therein.

Additional Investment Amount $____________ (Minimum $10,000)

Instruction:  This form should be signed in the same manner and by the same persons as the original Subscription Agreement.

Individuals, Trusts, Partnerships	Joint or Additional Required Signature
or other Entities	(if any)

Name of Individual or Entity	Name of Individual or Entity

Signature	Signature

Title (if any)	Title (if any)

D-1

ACCEPTANCE

The Board of Directors of ACP Advantage Strategic Opportunities Fund, LLC, on behalf of ACP Advantage Strategic Opportunities Fund, LLC, hereby accepts the additional investment embodied in the Additional Investment Form as to $______________ of membership Units, which shall be effective on _________________________________, on all the terms and conditions set forth herein and in the Memorandum.

ACP Advantage Strategic Opportunities Fund, LLC

By:

Its:

Date:

E-1

EXHIBIT B

SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY

Instructions:  This Subscription Agreement must be completed by all initial investors.  See page B-4 for additional instructions.  If you are already a member and are making a subsequent investment, please use an Additional Investment Form (See Exhibit D).  If you have any questions regarding completion of this form, please call Stephanie Strid Davis at (610)-993-9999 x1000.

ACP Institutional Strategic Opportunities Fund, LLC
c/o Ascendant Capital Partners, LP
1235 Westlakes Drive, Suite 130
Berwyn, PA 19312

Ladies and Gentlemen:

The undersigned hereby irrevocably agrees to purchase the membership units (“Units”) that may be purchased with the subscription amount which the undersigned has indicated below and that the undersigned is otherwise eligible to purchase.  The undersigned acknowledges that the Board of Directors (the “Board”) of ACP Institutional Strategic Opportunities Fund, LLC (the “Company”) has the discretion to place the subscribed amount in the Company, based on whether the undersigned is an “accredited investor.”  Terms not defined herein have the meaning set forth in the Company’s Confidential Private Placement Memorandum (“Memorandum”).  The undersigned acknowledges and agrees that, unless waived by the Company, purchases must be for a minimum of $25,000, that additional purchases must be for a minimum of $10,000 and that the Company may accept or reject any subscription in whole or in part.

Investor Representations and Agreements

In connection with the sale of Units to the undersigned and to induce the Company to issue the Units, the undersigned hereby represents, warrants and agrees as follows:

1.           The undersigned, by reason of the knowledge and experience in financial and business matters of the undersigned and the access which the undersigned has had to information about the Company (including an opportunity to ask questions of the officers of the Company and receive answers concerning the Company’s operations), believes that the undersigned is capable of evaluating the merits and risks of an investment in the Units.

2.           The undersigned acknowledges receipt of a copy of the Memorandum, setting forth the relevant terms and conditions of this investment, as well as all such information as the undersigned deems necessary or appropriate as a prudent and knowledgeable investor in evaluating the purchase of Units.  The undersigned has carefully read the Memorandum, including particularly the portions thereof entitled “Risk Factors” and “Fees and Expenses.”  The undersigned acknowledges that the Board has made available the opportunity to obtain additional information to verify the accuracy of the information contained in the Memorandum and to evaluate the merits and risks of this investment.  The undersigned acknowledges that the undersigned has had an opportunity to ask questions of the officers and representatives of the Company regarding the prospects of the Company or otherwise related to the merits and risks of this investment and, to the extent the undersigned has taken advantage of such opportunity, has received satisfactory answers concerning the terms and conditions of the offering and the information in the Memorandum.  In reaching the conclusion that the undersigned desires to acquire Units, the undersigned acknowledges, represents and warrants that the undersigned has carefully evaluated the financial resources, net worth and investment position of the undersigned, including with respect to natural persons all investments in securities that are not readily marketable, and the risks associated with this investment and acknowledges, represents and warrants that the undersigned is able to bear the economic risks of this investment, could sustain a loss of the entire investment in the Units and, with respect to natural persons, has adequate net worth to provide for current needs and no need for liquidity in the Units.

3.           The undersigned acknowledges that pursuant to the terms of the Company’s Operating Agreement, Units in the Company are non-transferable without the written consent of the Board, and that no member will have the right to require the Company to redeem Units or portions thereof.  Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Company, which are scheduled to occur at least twice a year.  In addition, the undersigned hereby represents, warrants and agrees that the undersigned is acquiring Units solely for the account of the undersigned, for investment and not on behalf of other persons or with the view to the distribution or resale thereof.  The undersigned further represents that the financial condition of the undersigned is such that the undersigned is not under any present necessity or constraint to dispose of any of such Units to satisfy any existing or contemplated debt or undertaking.  The undersigned further represents that the undersigned has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition in any manner of any of the Units, that the undersigned is not aware of any circumstances presently in existence which are likely to promote in the future any disposition by the undersigned of the Units and that the undersigned does not have in mind any sale of any Units upon the occurrence or nonoccurrence of any predetermined or undetermined event or circumstance.

4.           The undersigned understands that the Company is not currently issuing certificates to members.

5.           The undersigned understands that no federal or state agency has recommended or endorsed the purchase of the Units or passed upon the adequacy of the information set forth in the Memorandum.

6.           The undersigned acknowledges that neither the Company, the Board nor any person acting on behalf of the Company or the Board offered the Units by means of any form of general advertising, such as media advertising or seminars.

7.           All of the negotiations concerning this transaction have been carried on solely by the parties and their respective employees, counsel and financial advisors.  The undersigned has not dealt with any unaffiliated broker or other person who could claim a broker’s fee or other remuneration with regard to any purchase of the Units nor is the undersigned aware of any commission or other remuneration being paid or given or to be paid or given directly or indirectly with regard to such purchase.  The undersigned has relied upon the undersigned’s own legal counsel as to all legal matters and questions presented with reference to the offering and has relied upon the accountant or other financial advisor of the undersigned and/or the financial experience of the undersigned as to all financial matters and questions presented with reference to this offering.

8.           The undersigned agrees that the Board’s acceptance of this Subscription Agreement on behalf of the Company shall in no way obligate the Company to proceed with the offering described in the Memorandum or to complete such offering and acknowledges that the Company has the right, in its sole and absolute discretion, to abandon the offering at any time prior to completion thereof and to return the purchase price of the Units, without interest.

9.           The undersigned hereby agrees that this subscription is irrevocable and that the representations and warranties set forth in this Subscription Agreement shall survive the acceptance hereof by the Board on behalf of the Company and that said representations and warranties will be deemed reaffirmed at any time the undersigned makes an additional purchase of Units.

10.         This Subscription Agreement and the representations set forth herein shall become effective and binding upon the undersigned, and upon the undersigned’s heirs, legal representatives, successors and assigns, upon the Board’s acceptance hereof, on behalf of the Company, in the space provided below.

11.         The undersigned fully comprehends the terms, conditions and consequences related to this offering, including the possibility that the undersigned must hold the Units indefinitely, and agrees that the laws of the State of Delaware shall apply to this transaction.

12.         The undersigned acknowledges that by executing this Subscription Agreement that the undersigned is appointing the Board as the undersigned’s attorney-in-fact for, among other purposes, execution of the Operating Agreement and that such execution by the Board as attorney-in-fact for the undersigned will obligate the undersigned as if the undersigned executed the Operating Agreement.

Power of Attorney

The undersigned hereby irrevocably constitutes, and empowers to act alone, the Board, as the undersigned’s attorney-in-fact with authority to execute, acknowledge and swear to all instruments and file all documents requisite to carry out the intention and purpose of this Subscription Agreement and Power of Attorney, including without limitation, the Company’s Operating Agreement, all amendments to the Operating Agreement and any schedules thereto effected in accordance with the Operating Agreement, all amendments to the Certificate of Formation filed with the Delaware Secretary of State and the Operating Agreement and all business certificates and other certificates and amendments thereto to be executed and/or filed from time to time in accordance with applicable laws.  This Power of Attorney authorizes the Board to appoint its substitute under this Power of Attorney.

The foregoing appointment shall be deemed to be a power coupled with an interest in recognition of the fact that each of the members will be relying upon the power of the manager to act as contemplated in the Operating Agreement in such filing and other action by it on behalf of the Company.  The foregoing power of attorney shall be irrevocable and shall survive the incapacity, bankruptcy, insolvency, death, dissolution or termination of the undersigned.

The undersigned acknowledges that the terms of the Operating Agreement permit certain amendments to the Operating Agreement, the schedules thereto and the articles of organization to be effected and certain other actions to be taken or omitted by, or with respect to, the Company, in each case with the approval of less than all the members.  If, and when (i) such an amendment is proposed or such an action is proposed to be taken or omitted by, or with respect to, the Company which requires, under the terms of the Operating Agreement, actual consent of less than all the members, and (ii) the consent of those members whose consent is required has been given in the manner contemplated by the Operating Agreement, then each non-consenting member agrees that the attorney-in-fact specified above, with full power of substitution, is hereby authorized and empowered to make, swear to, verify, deliver, record, file and/or publish, for and on behalf of such non-consenting member, and in such member’s name, place and stead, any and all instruments and documents which may be necessary or appropriate under Delaware law and any and all other applicable laws and regulations to permit such amendment to be lawfully made or action lawfully taken or omitted.  Each consenting and non-consenting member is fully aware that such member and each other member had executed this, or a similar, Power of Attorney and that each member will rely on the effectiveness of such powers with a view to the orderly administration of the Company’s affairs.

Indemnification

The undersigned hereby agrees to indemnify the Board from liability to the extent provided in Section 3.7 of the Operating Agreement.

INSTRUCTIONS

1.           For this Subscription Agreement and Power of Attorney to constitute a valid subscription for membership Units, it must be executed in duplicate by the undersigned and must be returned to the Board.  A Subscription Agreement and Power of Attorney may be accepted by the Board on behalf of the Company as of the first day of each month.

2.           This Subscription Agreement and Power of Attorney will become effective only upon the Board’s acceptance hereof, on behalf of the Company, in the space provided below.  If, after reviewing the qualifications of the undersigned, the Board determines to accept this Subscription Agreement as to any or all of the amount for which subscription is hereby made, the Board will designate which Company the investor is eligible to invest in, execute this Subscription Agreement and Power of Attorney in duplicate, and will return one executed copy to the undersigned.

3.           This Subscription Agreement and Power of Attorney and accompanying documents should be returned to the Company c/o the Board of Directors at the following address, Ascendant Capital Partners, LP., 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.  Payment should be made by certified check payable to the Company.  Wire transfer instructions to the Company’s custodial account are available by contacting Stephanie Strid Davis at (610) 993-9999 x1000.

4.           If the investor is an entity (i.e., a trust, partnership, corporation or other organization), the Certificate of Signatory attached hereto must be executed by a duly authorized person.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____ day of ________________, _____.

Manner in Which Title is to be Held  (check one)

Individual Ownership	Partnership[1]
Joint Tenant with Right of Survivorship	Corporation[1]
(both parties must sign)	Other[1]
Trust/IRA[1]
Tenants in Common
(both parties must sign)

Subscription Amount $ ______________________________ (Minimum $25,000)

Name of Custodian:

Custodian Account Number:

Custodian TIN#:

Name of Adviser to be copied on Statements:	(if Applicable)

Firm Name:

Address:

Address:

Phone:

Email:

1 Entities (including trusts and partnerships) must also have the Certificate of Signatory attached hereto executed.

Individuals, Trusts, Partnerships or	Joint Owner or Additional Required Signature
other Entities[2]	(if any)

Instruction: this column must be completed	Instruction: this column should only be
by all investors.	completed for joint tenants or tenants in
common (or for an entity that requires two
signatures).

Name of Individual or Entity	Name of Individual or Entity

Signature	Signature

Title (if any)	Title (if any)

Street Address	Street Address

City, State and Zip Code	City, State and Zip Code

Tax ID or	Tax ID or
Social Security Number	Social Security Number

*If client prefers to receive monthly statements by email please list email address: _____________________________

*NON-NFS (Fidelity) Clients

2 By executing this Subscription Agreement and inserting the Tax Identification or Social Security Number, the undersigned is certifying (i) that the Social Security or Tax Identification number is true and complete, and (ii) that the undersigned, or entity on whose behalf the undersigned is signing, is not subject to backup withholding either because the person has not been notified that such person is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the person that such person is no longer subject to backup withholding.  (Please cross out the statement in (ii) if the IRS has notified the subscriber that such person is subject to backup withholding because of underreporting of interest or dividends.)

CERTIFICATE OF SIGNATORY

Instruction:  This Certificate of Signatory should be completed if the investor is an entity.  If two signatures are required by the entity, please complete a Certificate of Signatory for each person signing the Subscription Agreement.

I, _________________________________________, am the __________________________________ of ____________________________________________ (“Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Power of Attorney and to purchase and hold the Units, and certify further that the Subscription Agreement and Power of Attorney has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ___ day of _________________________.

(Signature)

ACCEPTANCE

The Board of Directors of ACP Institutional Strategic Opportunities Fund, LLC, on behalf of ACP Institutional Strategic Opportunities Fund, LLC, hereby accepts the subscription embodied in the Subscription Agreement and Power of Attorney as to $____________ of membership Units, which shall be effective on ____________________, on all the terms and conditions set forth herein and in the Memorandum.

ACP Institutional Strategic Opportunities Fund, LLC

By:

Its:

Date:

*This page to be signed by Ascendant Capital Partners

EXHIBIT C

PURCHASER SUITABILITY QUESTIONNAIRE

Instructions:  This Questionnaire must be completed by all initial investors.  Please call Stephanie Strid Davis at (610) 993-9999 x1000 if you have any questions on completing this Questionnaire.

ACP Institutional Strategic Opportunities Fund, LLC
c/o Ascendant Capital Partners, LP
1235 Westlakes Drive, Suite 130
Berwyn, PA 19312

Ladies and Gentlemen:

The undersigned is furnishing the information contained herein to you in order to enable you to determine whether the subscription of the undersigned to purchase membership units (“Units”) in ACP Institutional Strategic Opportunities Fund, LLC (the “Company”) may be accepted in accordance with the provisions of the Securities Act of 1933, as amended (“Act”), including Section 4(2) thereof, and Regulation D promulgated by the Securities and Exchange Commission thereunder.  The undersigned understands that (a) you will rely on the information contained herein for the purposes of making such determination, (b) the Units will not be registered under the Act in reliance upon the exemptions from registration afforded by Section 4(2) of the Act and Regulation D promulgated thereunder and (c) this Questionnaire is not an offer of any Units or any other securities to the undersigned.

The undersigned hereby makes the following representations and provides the following information:

(1)Please initial in the space provided all applicable items in subsection (a), if any, and one alternative in subsection (b), if any.

(a)           The undersigned is an “Accredited Investor” as defined in Rule 501(a) under the Act because:

Individuals

(i)	The undersigned, individually or jointly with his or her spouse, has a net worth in excess of $1,000,000; or

(ii)
The undersigned has had individual income in excess of $200,000 or jointly with his or her spouse has had income in excess of $300,000 in each of the two most recent years and reasonably expects to have income in excess of such levels in the current year; or

Trusts/IRAs

(iii)
The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchases are directed by a person who qualifies under either (i) or (ii), above; or

(iv)	The undersigned is a revocable grantor trust and the grantors of such trust qualify as accredited investors under either (i) or (ii), above; or

(v)	The undersigned is an individual retirement account (IRA) and the owner of such account qualifies as an accredited investor under (i) or (ii), above; or

Partnerships/Corporations or other Entities

(vi)	The undersigned is a corporation, partnership or other entity, all the equity investors of which satisfy either (i) or (ii), above; or

(vii)	The undersigned is a corporation or partnership which was not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000; or

(viii)
The undersigned is an employee benefit plan within the meaning of Title I of ERISA (i) whose plan fiduciary is either a bank, insurance company or registered investment advisor or (ii) whose total assets exceed $5,000,000.  If the decision to invest in the Company is not made by the plan fiduciary, each participant in the plan must be an “accredited investor.”

(b)	Select one of the following. Persons who do not qualify under one of the following subsections may not purchase Units in the offering regardless of whether they qualify under Section (a), above.

(i)
The undersigned is a natural person with a net worth (i.e., total assets minus total liabilities) of $1.5 million as of the date hereof, either alone or with such person’s spouse, or the undersigned will invest at least $750,000 in the Company; or

(ii)
The undersigned is a corporation, partnership, association, joint stock company, trust or any other organized group of persons ________________________ (insert form of organization) with a net worth (i.e., total assets minus total liabilities) of $1.5 million as of the date hereof or the undersigned will invest at least $750,000 in the Company.  In addition, the undersigned represents and warrants that if the undersigned is (x) an entity that would be a registered investment company but for the exception provided from that definition in Section 3(c)(1) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), (y) a registered investment company under the Investment Company Act or (z) a business development company within the meaning of Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), each of its equity owners independently meet the requirements of either Subsection (b)(i), (b)(ii) or (b)(iii); or

(iii)
The undersigned is an executive officer or director of Ascendant Capital Partners, LLC (the “Investment Manager”) or employee of the Investment Manager who, in connection with such person’s regular functions or duties participates in the investment activities of the Investment Manager and has performed such activities for the Investment Manager or another investment adviser for at least 12 months.

(2)         The undersigned is willing and able to bear the economic risk of an investment in the Units in an amount equal to the total amount for which the undersigned desires to subscribe.  In making the foregoing statement, the undersigned has given consideration to whether the undersigned can afford to hold the Units indefinitely and whether, at the present time, the undersigned can afford a complete loss of such investment.  The undersigned has further considered that the minimum investment in the Company is $25,000.

(3)         Any purchase of Units will be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, division or other distribution thereof.

(4)         The undersigned hereby warrants and represents to you that (a) the information contained herein is true, accurate and complete and may be relied upon by you and (b) the undersigned will notify you immediately of any material change in any of the information contained herein occurring prior to your acceptance of any subscription from the undersigned with respect to the undersigned’s purchase of any Units now or in the future.

Items (5)-(8) Must Be Provided By Each Prospective Offeree:

(5) Name(s) of Offeree(s):

Age(s) (for natural persons only):

(6) Home Address and Telephone Number:

(7) Employer or Business Association and Position:

(8) Business Address and Telephone Number:

IN WITNESS WHEREOF, the undersigned has executed this Purchaser Suitability Questionnaire this ______ day of ____________, _____.

If the offeree is a corporation,
If the offeree is an individual:	partnership, trust or other entity:

Signature of Offeree	Print or Type Name of Offeree

By:
Signature of Joint Offeree, if any

Print or Type Name(s) of Offeree(s)	Print or Type Name and Title

EXHIBIT D

ADDITIONAL INVESTMENT FORM

ACP Institutional Strategic Opportunities Fund, LLC
c/o Ascendant Capital Partners, LP
1235 Westlakes Drive, Suite 130
Berwyn, Pennsylvania 19312

Ladies and Gentlemen:

The undersigned member of ACP Institutional Strategic Opportunities Fund, LLC (the “Company”) hereby makes the following additional investment in the Company in accordance with the terms of the Operating Agreement of the Company and the Confidential Private Placement Memorandum of the Company.  The undersigned agrees that this additional investment will not be effective until the Board of Director’s acceptance below.  In connection with this additional investment, the undersigned agrees that the representations, warranties and agreements contained in the undersigned’s Subscription Agreement and Power of Attorney remain true and correct and agrees to all the terms and conditions contained therein.

Additional Investment Amount $____________ (Minimum $10,000)

Instruction:  This form should be signed in the same manner and by the same persons as the original Subscription Agreement.

Individuals, Trusts, Partnerships	Joint or Additional Required Signature
or other Entities	(if any)

Name of Individual or Entity	Name of Individual or Entity

Signature	Signature

Title (if any)	Title (if any)

D-1

ACCEPTANCE

The Board of Directors of ACP Institutional Strategic Opportunities Fund, LLC, on behalf of ACP Institutional Strategic Opportunities Fund, LLC, hereby accepts the additional investment embodied in the Additional Investment Form as to $______________ of membership Units, which shall be effective on _________________________________, on all the terms and conditions set forth herein and in the Memorandum.

ACP Institutional Strategic Opportunities Fund, LLC

By:

Its:

Date:

E-1